SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2007
                                                   ---------------

               Banc of America Commercial Mortgage Trust 2007-3
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                         (Exact name of issuing entity)

                      Bank of America, National Association
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               (Exact name of sponsor as specified in its charter)

                          Eurohypo AG, New York Branch
                          ----------------------------
               (Exact name of sponsor as specified in its charter)

                      Hypo Real Estate Capital Corporation
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)

                    Banc of America Commercial Mortgage Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

      North Carolina                333-130755                56-1950039
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      (State or other        (Commission File Number        (I.R.S. Employer
      jurisdiction of           of issuing entity)       Identification No. of
     incorporation of                                         Registrant)
        Registrant)

214 North Tryon Street, NC1-027-22-03 Charlotte, North Carolina     28255
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(Address of principal executive offices of Registrant)            (Zip Code)

Registrant's telephone number, including area code:  (704) 386-8509
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            Attached as Exhibit 4 is the pooling and servicing agreement, dated as of July 1, 2007 (the "Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc. (the "Company"), as depositor, Bank of America, National Association, as master servicer, Midland Loan Services, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and REMIC administrator. The Pooling and Servicing Agreement governs the Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-3 (the "Certificates"), including the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-5, Class A-1A, Class XW, Class A-M, Class A-MF, Class A-J, Class B, Class C and Class D Certificates (the "Publicly Offered Certificates"), which were issued on July 26, 2007 with an aggregate principal balance as of July 1, 2007 of $2,879,089,000.

            Attached as Exhibit 1 is the Underwriting Agreement, dated July 18, 2007, among Banc of America Securities LLC, Commerzbank Capital Markets Corp., Hypo Capital Markets, Inc., SunTrust Capital Markets, Inc., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as underwriters (collectively, the "Underwriters"), and the Company pursuant to which the Publicly Offered Certificates were sold to by the Underwriters.

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft LLP, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

            Attached as Exhibit 99.1 is the Mortgage Loan Purchase and Sale Agreement dated as of July 1, 2007, by and between Bank of America, National Association ("Bank of America") and the Company (the "Bank of America Mortgage Loan Purchase and Sale Agreement").

            Attached as Exhibit 99.2 is the Mortgage Loan Purchase and Sale Agreement dated as of July 1, 2007, by and between Eurohypo A.G., New York Branch ("Eurohypo") and the Company (the "Eurohypo Mortgage Loan Purchase and Sale Agreement").

            Attached as Exhibit 99.3 is the Mortgage Loan Purchase and Sale Agreement dated as of July 1, 2007, by and among Hypo Real Estate Capital Corporation ("HRECC"), Hypo Public Finance USA, Inc. and the Company (the "Hypo Mortgage Loan Purchase and Sale Agreement").

            Attached as Exhibit 99.4 is the Mortgage Loan Purchase and Sale Agreement dated as of July 1, 2007, by and between SunTrust Bank ("SunTrust Bank") and the Company (the "SunTrust Bank Mortgage Loan Purchase and Sale Agreement").

            Attached as Exhibit 99.5 is the Primary Servicing Agreement, dated as of July 1, 2007 by and between Bank of America, National Association, as master servicer, and Hypo Real Estate Capital Corporation, as primary servicer ("HRECC Primary Servicing Agreement").

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

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Item 601(a) of
Regulation S-K
Exhibit No.     Description
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(1)             Underwriting Agreement, dated July 18, 2007, among Banc of
                America Securities LLC, Commerzbank Capital Markets Corp., Hypo
                Capital Markets, Inc., SunTrust Capital Markets, Inc.,
                Citigroup Global Markets Inc. and Credit Suisse Securities
                (USA) LLC.
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(4)             Pooling and Servicing Agreement, dated as of July 1, 2007, among
                Banc of America Commercial Mortgage Inc., as depositor, Bank of
                America, National Association, as master servicer, Midland Loan
                Services, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and REMIC administrator.
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(8)             Opinion of Cadwalader, Wickersham & Taft LLP, dated as of July
                26, 2007, relating certain and tax matters.
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(99.1)          Mortgage Loan Purchase and Sale Agreement, dated as of July 1,
                2007, between Banc of America Commercial Mortgage Inc. and Bank of America, National Association.
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(99.2)          Mortgage Loan Purchase and Sale Agreement, dated as of July 1,
                2007, between Banc of America Commercial Mortgage Inc. and
                Eurohypo A.G., New York Branch.
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(99.3)          Mortgage Loan Purchase and Sale Agreement, dated as of July 1,
                2007, among Banc of America Commercial Mortgage Inc., Hypo Real
                Estate Capital Corporation and Hypo Public Finance USA, Inc.
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(99.4)          Mortgage Loan Purchase and Sale Agreement, dated as of July 1,
                2007, between Banc of America Commercial Mortgage Inc. and
                SunTrust Bank.
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(99.5)          Primary Servicing Agreement, dated as of July 1, 2007 by and between Bank of America, National Association, as master
                servicer, and Hypo Real Estate Capital Corporation, as primary servicer.
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                            [SIGNATURE PAGE FOLLOWS]

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                   By: /s/    John S. Palmer
                                       ---------------------------------
                                       Name:  John S. Palmer
                                       Title: Vice President

Date: August 10, 2007

                                  Exhibit Index

Item 601(a) of
Regulation S-K                                                Paper (P) or
Exhibit No.     Description                                   Electronic (E)
-----------     -----------                                   --------------

1               Underwriting Agreement                        E

4               Pooling and Servicing Agreement               E

8               Opinion of Cadwalader, Wickersham & Taft      E
                LLP, dated as of July 26, 2007, relating to certain tax matters

99.1            Bank of America Mortgage Loan Purchase        E
                and Sale Agreement

99.2            Eurohypo Mortgage Loan Purchase and Sale      E
                Agreement

99.3            Hypo Mortgage Loan Purchase and Sale          E
                Agreement

99.4            SunTrust Bank Mortgage Loan Purchase and      E
                Sale Agreement

99.5            HRECC Primary Servicing Agreement             E